                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 19, 1999


                                 EAGLEMARK, INC.
             (Exact name of registrant as specified in its charter)


Nevada                                         333-62849                     88-0292891
(State or other jurisdiction of        (Commission File Number)     (IRS Employer Identification Number)
incorporation)

         4150 Technology Way
         Carson City, Nevada                                          89706
         (Address of principal executive offices)                  (Zip Code)

(702) 885-1200
(Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS

         The registrant is filing a term sheet relating to the Harley-Davidson
Eaglemark Motorcycle Trust 1999-2 Harley-Davidson Motorcycle Contract Backed
Securities under Item 7(c).

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    None

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:

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----------------------- --------------------------------------------------------------------- -------------
     EXHIBIT NO.                                      DOCUMENT
----------------------- --------------------------------------------------------------------- -------------
         20             Term Sheet
----------------------- --------------------------------------------------------------------- -------------
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                                       -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EAGLEMARK, INC.

                                                 By: /s/ Perry A. Glassgow
                                                     -----------------------
                                                        Perry A. Glassgow
                                                        Treasurer


July 19, 1999

                                       -3-
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                                  EXHIBIT INDEX

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
----------------------- --------------------------------------------------------------------- -------------
     EXHIBIT NO.                                      DOCUMENT                                PAGE
----------------------- --------------------------------------------------------------------- -------------
         20             Term Sheet                                                                     1
----------------------- --------------------------------------------------------------------- -------------


                                      -4-